Exhibit 10.4
                                THIRD AMENDMENT AND WAIVER

     This THIRD AMENDMENT AND WAIVER (this "Third Amendment"), dated as of January 31, 2003, is entered into by Level 3 Communications, Inc., a Delaware corporation ("Parent"), Level 3 Communications, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent ("Communications LLC"), Greenland Managed Services LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (together with Communications LLC, "Purchaser"), Genuity Inc., a Delaware corporation ("Genuity"), and the subsidiaries of Genuity listed on the signature pages hereto (each a "Seller" and together with Genuity, including their successors, the "Sellers").

     WHEREAS, Sellers, Purchaser and Parent have entered into an Asset Purchase Agreement, dated as of November 27, 2002, which was amended by an Amendment, Consent and Waiver dated as of December 30, 2002 and the Second Amendment and Waiver dated as of January 21, 2003 (the "Purchase Agreement"), relating to the purchase and sale of certain assets and the assumption of certain liabilities relating to the Business;

     WHEREAS, Sellers, Parent and Purchaser desire to amend certain provisions of, and certain Exhibits and Schedules to, the Purchase Agreement; and

     WHEREAS, Sellers, Purchaser and Parent desire to waive certain provisions of the Purchase Agreement, and consent to certain deviations therefrom;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Definitions; Section and Exhibit References. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Purchase Agreement. Except where expressly noted, references contained herein to Sections and Exhibits refer to Sections and Exhibits of the Purchase Agreement.

     Section 2. Amendment of Exhibit G. Exhibit G is hereby amended and restated in its entirety as set forth on Exhibit G hereto. In addition, (a) the provisions of Section 6.7(d) are deemed to be satisfied with respect to the Sellers' obligation to use their best efforts to obtain the Sale Order on or prior to January 31, 2003, and (b) the provisions of Section 12.1(d)(vi) are waived with respect to any right to terminate the Purchase Agreement arising out of the fact that Exhibit G to this Third Amendment differs from Exhibit G as it existed prior to this Third Amendment. For the avoidance of doubt, the parties hereby acknowledge and agree that for all purposes of the Purchase Agreement, from and after the date hereof, references to the Sale Order shall refer to Exhibit G, as amended hereby.

     Section 3. Settlement Agreement Order. The parties hereto agree that the provisions of Section 6.7(e) are deemed to have been satisfied with respect to Sellers' obligations to use their best efforts to obtain the Settlement Agreement Order on or prior to January 31, 2003.
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     Section 4.  Limitation on Consent.  This Third  Amendment is limited to the express terms hereof, and nothing herein shall be deemed to be an amendment to, consent with respect to, or waiver of, any other provision of the Purchase Agreement, which shall remain in full force and effect. To the extent an action would have in the absence of this Third Amendment constituted a breach of both a provision amended, waived or deleted hereby and another provision of the Purchase Agreement, following this Third Amendment such action would still constitute a breach of such other provision.

     Section 5. Miscellaneous. All terms and provisions contained in Article XIII of the Purchase Agreement (other than Sections 13.4, 13.5, 13.6 and 13.13 thereof), including all related definitions, are incorporated herein by reference to the same extent as if expressly set forth herein

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     IN WITNESS  WHEREOF,  Sellers,  Purchaser  and  Parent  have  executed  and delivered this Third Amendment and Waiver as of the day and year first written above.

LEVEL 3 COMMUNICATIONS, LLC

By:   /s/ Robert M. Yates
      Name: Robert M. Yates
      Title:   Vice President

LEVEL 3 COMMUNICATIONS, INC.

By:   /s/ Robert M. Yates
      Name: Robert M. Yates
      Title:   Vice President

GREENLAND MANAGED SERVICES LLC

By:   /s/ Robert M. Yates
      Name: Robert M. Yates
      Title:   Vice President

GENUITY INC.

By: /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title:   Executive Vice President and Chief Financial Officer

GENUITY INTERNATIONAL INC.

By: /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title:   Executive Vice President and Chief Financial Officer

GENUITY INTERNATIONAL NETWORKS INC.

By: /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title:   Executive Vice President and Chief Financial Officer

GENUITY SOLUTIONS INC.

By: /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title:   Executive Vice President and Chief Financial Officer

GENUITY TELECOM INC.

By: /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title:   Executive Vice President and Chief Financial Officer

GENUITY EMPLOYEE HOLDINGS LLC

By: /s/ Daniel P. O'Brien
      Name: Daniel P. O'Brien
      Title:   Executive Vice President and Chief Financial Officer